Exhibit 99.1

NKGen Biotech Presents Interim Phase I Trial Data at 2023 Alzheimer’s Association International Conference

SANTA ANA, Calif., July 17, 2023 -- NKGen Biotech, Inc. (NKGen), a clinical-stage biotechnology company focused on the development and commercialization of innovative autologous, allogeneic and CAR-NK natural killer (NK) cell therapies, today announced the presentation of a poster with interim Phase I trial data on the use of its investigational NK cell therapy, SNK01, to treat patients with Alzheimer’s disease (AD) at the 2023 Alzheimer’s Association International Conference (AAIC) in Amsterdam, Netherlands.

The poster, entitled “Use of Expanded Non-Genetically Modified Natural Killer Cells (SNK01) with Enhanced Cytotoxicity in Patients with Alzheimer's Disease — Interim Report of a Phase I Trial”, described the Phase I trial during which NKGen intravenously administered SNK01 to 10 subjects with mild, moderate, or advanced AD (as confirmed by magnetic resonance imaging and positron emission tomography scans) using a 3 + 3 dose escalation design. Baseline assessment of mild vs. moderate/severe AD used baseline Clinical Dementia Rating-Sum of Boxes (CDR-SB) scores. Subjects received one of three doses of SNK01 (1 x 109 cells, 2 x 109 cells, or 4 x 109 cells). The cells were given intravenously every three weeks for four total treatments.

Cognitive assessments CDR-SB, Alzheimer's Disease Assessment Scale-Cognitive subscale (ADAS-Cog), Mini-Mental State Examination (MMSE), and cerebral spinal fluid (CSF) analyses (by electrochemiluminescent multiplexed immunoassays) were performed at baseline (Week 1), one week after the final dose (Week 11) and 12 weeks after the final dose (Week 22). The primary endpoint evaluated was safety. Secondary endpoints included changes in cognitive assessments and CSF biomarker levels.

“We are very pleased with the interim results from our Phase I trial,” said Dr. Paul Y. Song, M.D., CEO of NKGen. “Our enhanced and activated autologous SNK01 NK cell therapy appears to cross the blood brain barrier via a simple intravenous administration to help reduce proteins and neuroinflammation in a dose-dependent manner without any related serious adverse effects observed. Despite the fact that this was a dose-escalation trial in which most of the subjects received relatively low doses of SNK01, we were pleased to see changes not only in CSF biomarkers, but in cognitive function as well. We are encouraged by these interim results given the high unmet need to improve cognition and reduce neuroinflammation in patients with Alzheimer’s disease. We believe that the interim results support the continuing development of SNK01 for Alzheimer’s disease. While it is too early to assess either the safety or efficacy of these treatments given the small number of subjects, the interim data align well with our plans for a larger trial evaluating a higher dose and longer treatment duration.”

Highlights from the Poster Presentation:

As of data cutoff on June 30, 2023, the 10 subjects enrolled in the study had a median age of 79 years (range 56–85), a median MMSE score of 14 (range 2–23), a median CDR-SB score of 9 (range 4–18), and a median ADAS-Cog of 27.5 (range 18–65).

Based on the interim data, no related serious adverse events were observed, and a dose-limiting toxicity was not reached.

At Week 11 (one week post final dose; n=10), 70% of subjects had stable or improved CDR-SB, 60% had stable or improved ADAS-Cog, and 50% had stable or improved MMSE scores. One subject treated at the highest dose level (4 x 109 cells) had a significant improvement in MMSE (from 14 to 22), ADAS-Cog (from 32 to 24), and CDR-SB (from 10 to 5.5). Stable or improved CSF biomarker levels were observed, identified as Aβ42 (50% improved), Aβ42/40 (60% stable or improved; 30% improved), pTau181 (90% stable or improved; 70% improved), GFAP (60% improved), NfL (50% stable or improved; 30% improved), and YKL-40 (60% stable or improved; 50% improved). Three months after subjects discontinued treatment with SNK01, a rebound phenomenon was observed in some biomarkers.

At Week 22 (three months after the final dose), of eight subjects available for evaluation, 67% had stable CDR-SB and 83% had stable or improved ADAS-Cog and MMSE.

A SNK01 dose-response was observed, as indicated by cognitive improvement and protein and inflammation markers (CDR-SB, MMSE, pTau181, GFAP and YKL-40).

About NKGen

NKGen is a clinical-stage biotechnology company focused on the development and commercialization of innovative autologous, allogeneic, and CAR-NK NK cell therapies. NKGen is headquartered in Santa Ana, California, USA. For more information, please visit www.nkgenbiotech.com.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The forward-looking statements made in this press release relate only to the events or information as of the date on which the statements are made. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of NKGen’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including but not limited to the risks that early-stage clinical trials may not be predictive of future results, NKGen’s ability to manage clinical trials successfully and NKGen’s ability to raise additional funding to complete the development of its product candidates, such as SNK01 and SNK02. These forward-looking statements are based upon NKGen’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Except as required by law, NKGen undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this press release completely and with the understanding that our actual future results or performance may be materially different from what we expect. In this press release, statements of, or references to, our intentions and expectations are made as of the date of this press release.

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On April 14, 2023 NKGen entered into a definitive agreement for a business combination transaction with Graf Acquisition Corp. IV (“Graf”). The proposed business combination between NKGen and Graf will be submitted to stockholders of Graf for their consideration. Graf has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, dated May 15, 2023, as amended on June 26, 2023 (as may be further amended, the “Registration Statement”), relating to the proposed business combination, which includes both a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a proxy statement to be distributed to Graf's stockholders in connection with Graf's solicitation of proxies for the vote by its stockholders in connection with the proposed business combination and other matters as described in the Registration Statement. Graf urges its investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents will contain important information about Graf, NKGen and the proposed business combination. After the Registration Statement is declared effective, Graf will mail the definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed business combination. Stockholders may obtain a copy of the Registration Statement, including the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed by Graf with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

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Internal Contact:

Denise Chua, MBA, CLS, MT (ASCP)

Vice President, Investor Relations and Corporate Communications

949-396-6830

dchua@nkgenbiotech.com

External Contacts:

Chris Calabrese

Managing Director

LifeSci Advisors, LLC

ccalabrese@lifesciadvisors.com

Kevin Gardner

Managing Director

LifeSci Advisors, LLC

kgardner@lifesciadvisors.com